UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 4, 2006
Date of Report (Date of Earliest Event Reported)
ALLERGAN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10269	95-1622442
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
2525 Dupont Drive
Irvine, California 92612
(Address of Principal Executive Offices) (Zip Code)
(714) 246-4500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Allergan, Inc. (“Allergan”) announced that, effective December 4, 2006, Dr. Deborah Dunsire has been appointed to Allergan’s Board of Directors (the “Board”). Dr. Dunsire will serve as a Class I director and her term on the Board will expire at Allergan’s 2008 annual meeting of stockholders. Dr. Dunsire will serve as a member of the Corporate Governance Committee and the Science and Technology Committee of the Board.
     For her Board service, Dr. Dunsire will receive an annual cash retainer of $40,000 (beginning January 1, 2007), $2,000 for each Board meeting attended and $1,000 for each Board committee meeting attended. Dr. Dunsire will participate in the Allergan, Inc. 2003 Non-Employee Director Equity Incentive Plan (the “Director Plan”) and, effective at Allergan’s 2007 annual meeting of stockholders, will receive a grant of 4,800 shares of restricted stock, which restricted stock shall vest at a rate of 2,400 shares per year for the remainder of Dr. Dunsire’s term on the Board. Under the Director Plan, Dr. Dunsire will also receive an option to purchase 5,700 shares of Allergan common stock on the date of Allergan’s 2007 annual meeting of stockholders, with a per share exercise price equal to the fair market value of a share of Allergan common stock on the date of grant. In addition, Dr. Dunsire will be eligible to participate in the Deferred Directors’ Fee Program, which permits Allergan’s directors to defer all or a portion of their Board retainer and Board meeting fees until termination of their status as a Board member. Dr. Dunsire will also be entitled to indemnification pursuant to a standard director Indemnity Agreement with Allergan.
     There are no understandings or arrangements between Dr. Dunsire and any other person pursuant to which Dr. Dunsire was selected to serve as a director of Allergan. There are no family relationships between Dr. Dunsire and any director, executive officer or person nominated or chosen by Allergan to become a director or executive officer, and there are no transactions between Dr. Dunsire or any immediate family member and Allergan or any of its subsidiaries.
     The full text of the press release relating to Dr. Dunsire’s Board appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press release dated December 4, 2006 announcing the appointment of Dr. Deborah Dunsire to the Allergan, Inc. Board of Directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: December 4, 2006	By:	/s/ Matthew J. Maletta

	Name:	Matthew J. Maletta
	Title:	Vice President,
Assistant General Counsel and Assistant Secretary

Exhibit Index

Exhibit	Description of Exhibit
99.1	Press release dated December 4, 2006 announcing the appointment of Dr. Deborah Dunsire to the Allergan, Inc. Board of Directors.